                                              -------------------------
                                              LINCOLN NATIONAL
                                              CORPORATION
                                              DOM: INDIANA
                                              FUNCTION: HOLDING COMPANY
                                              -------------------------
                                                          |
                                                          |
|-----------------------------------------------------------------------------------------------------------------------------|
|                                        |                                  |                                                \|/
|                                        |                                  |                                           ------------
|                                        |                                  |                                           CONTINUED ON
|                                        |                                  |                                           NEXT PAGE
|                                        |                                  |                                           ------------
|                                        |                                 \|/
|   ---------------------------          |    -------------------    ---------------------
|   HAMPSHIRE FUNDING, INC.              |    LINCOLN NATIONAL       JEFFERSON-PILOT
|   DOM: NEW HAMPSHIRE                   |    REINSURANCE COMPANY    INVESTMENTS, INC.
|-->FUNCTION: INSURANCE/LENDING          |--->(BARBADOS) LIMITED     DOM: NORTH CAROLINA
|   OWNERSHIP: 100%                      |    DOM: BARBADOS          FUNCTION: CORPORATION
|   ---------------------------          |    OWNERSHIP: 100%        OWNERSHIP: 100%
|                                        |    -------------------    ---------------------
|   --------------------------------     |                                  |
|   LINCOLN INVESTMENT                   |    -------------------           |
|   ADVISORS CORPORATION                 |    LINCOLN REINSURANCE           |    -----------------------------
|-->DOM: TENNESSEE                       |    COMPANY OF BERMUDA,           |    HAMPSHIRE SYNDICATIONS,
|   FUNCTION: CORPORATION/INVESTMENT     |--->LIMITED                       |    INC.
|   ADVISOR                              |    DOM: BERMUDA                  |    DOM: NEW HAMPSHIRE
|   OWNERSHIP: 100%                      |    OWNERSHIP: 100%               |--->FUNCTION: CORPORATION/GENERAL
|   --------------------------------     |    -------------------                PARTNER/REAL ESTATE
|                                        |                                       OWNERSHIP: 100%
|   -----------------------------------  |                                       -----------------------------
|   JEFFERSON PILOT VARIABLE             |
|   CORPORATION                          |
|-->DOM: NORTH CAROLINA                  |
|   FUNCTION: CORPORATION/BROKER-DEALER  |         ---------------------------------------
|   OWNERSHIP: 100%                      |         FIRST PENN-PACIFIC LIFE
|   -----------------------------------  |         INSURANCE COMPANY
|                                        |-------->DOM: INDIANA
|   ---------------------                |         FUNCTION: CORPORATION/INSURANCE COMPANY
|   LINCOLN LIFE IMPROVED                |         OWNERSHIP: 100%
|   HOUSING INC.                                   ---------------------------------------
|-->DOM: INDIANA
|   OWNERSHIP: 100%
|   ---------------------
|
|   ----------------------------
|   LINCOLN NATIONAL
|   MANAGEMENT CORPORATION
|-->DOM: PENNSYLVANIA
|   FUNCTION: MANAGEMENT COMPANY
|   OWNERSHIP: 100%
|   ----------------------------
|
|   -----------------------
|   LINCOLN NATIONAL REALTY
|   CORPORATION
|-->DOM: INDIANA
    FUNCTION: REAL ESTATE
    OWNERSHIP: 100%
    -----------------------

                              ---------------------
                              LINCOLN NATIONAL
                              CORPORATION
                              CONTINUED FROM PAGE 1
                              ---------------------
                                       |
                                       --------------------------------------------------------------------------------------
                                       |                                                                                     |
                                       |                                                                                    \|/
                                       |                                                                               ------------
                                       |                                                                               CONTINUED ON
                                       |                                                                               NEXT PAGE
                                       |                                                                               ------------
                                       |
                                       |        -------------------------
                                       |        INTERNATIONAL HOME
                                       |        FURNISHING CENTER, INC.
                                       |        DOM: NORTH CAROLINA
                                       |------->FUNCTION: CORPORATION
                                       |        OWNERSHIP: 29.074%
                                       |        OWNED BY LINCOLN NATIONAL
                                       |        CORPORATION
                                       |        -------------------------
                                       |
                                       |        -------------------------
                                       |        TOMCO2 EQUIPMENT COMPANY
                                       |        DOM: GEORGIA
                                        ------->FUNCTION: CORPORATION
                                                OWNERSHIP: 29.16%
                                                OWNED BY  LINCOLN NATIONAL
                                                CORPORATION
                                                --------------------------

---------------------
LINCOLN NATIONAL
CORPORATION
CONTINUED FROM PAGE 2
---------------------
          |
        ---------------------------------------------------------------------------------------------------------------------
        |                                                                                       |                           |
       \|/                                                                                      |                          \|/
-------------------------------------                                                           |                      ------------
LINCOLN FINANCIAL SECURITIES                                                                    |                      CONTINUED ON
CORPORATION                                                                                    \|/                       NEXT PAGE
DOM: NEW HAMPSHIRE                                                              -----------------------------------    ------------
FUNCTION: CORPORATION/BROKER-DEALER                                             LINCOLN FINANCIAL MEDIA
OWNERSHIP: 100%                                                                 COMPANY
-------------------------------------                                           DOM: NORTH CAROLINA
        |                                                                       FUNCTION: CORPORATION/BROADCASTING
        |                                                                       OWNERSHIP: 100%
        |                                                                       -----------------------------------
        |          ------------------------------------------                                                 |
        |          ALLIED PROFESSIONAL                                                                        |
        |          ADVISORS, INC.                                                                             |
        |--------->DOM: NEW HAMPSHIRE                                                                         |
        |          FUNCTION: CORPORATION/INVESTMENT ADVISOR                                                   |
        |          OWNERSHIP: 100%                                                                            |
        |          ------------------------------------------                                                 |
        |                                                                                                     |
        |          ------------------------------------------                                                 |
        |          JPSC INSURANCE SERVICES,                                                                   |
        |          INC.                                                                                       |
        |--------->DOM: NEW HAMPSHIRE                                                                         |
        |          FUNCTION: CORPORATION/INSURANCE AGENCY                                                     |
        |          OWNERSHIP: 100%                                                                            |
        |          ------------------------------------------                                                 |      ------------
                                                                                                              |      CONTINUED ON
                                                                                                              ------>  NEXT PAGE
                                                                                                                     ------------

-------------------------------                   ------------------------------
     LINCOLN FINANCIAL                              LINCOLN NATIONAL
     MEDIA COMPANY                                  CORPORATION
     CONTINUED FROM PAGE 3                          CONTINUED FROM PAGE 3
-------------------------------                   ------------------------------
    |                                                           |    |------------------------------------------------------|
    |                                                          \|/                                                          |
    |    ------------------------------------     -----------------------------                                            \|/
    |    LINCOLN FINANCIAL MEDIA                    LINCOLN NATIONAL                                               -----------------
    |    COMPANY OF CALIFORNIA                      INVESTMENTS, INC.                                                 CONTINUED ON
     --->DOM: NORTH CAROLINA                        DOM: INDIANA                                                       NEXT PAGE
    |    FUNCTION: CORPORATION/BROADCASTING         FUNCTION: HOLDING COMPANY                                      -----------------
    |    OWNERSHIP: 100%                            OWNERSHIP: 100%
    |    ------------------------------------     -----------------------------
    |    ------------------------------------                   |
    |    LINCOLN FINANCIAL MEDIA                                |
    |    COMPANY OF COLORADO                                    |
     --->DOM: NORTH CAROLINA                                    |            -------------------------
    |    FUNCTION: CORPORATION/BROADCASTING                     |            LINCOLN NATIONAL
    |    OWNERSHIP: 100%                                        |            INVESTMENT COMPANIES,
    |    ------------------------------------                   ------------>INC.
    |    ------------------------------------                                DOM: INDIANA
    |    LINCOLN FINANCIAL MEDIA                                             FUNCTION: HOLDING COMPANY
    |    COMPANY OF FLORIDA                                                  OWNERSHIP: 100%
     --->DOM: NORTH CAROLINA                                                 -------------------------
    |    FUNCTION: CORPORATION/BROADCASTING                                               |
    |    OWNERSHIP: 100%                                                                  |
    |    ------------------------------------                                             |           -------------------------
    |    ------------------------------------                                             |           DELAWARE MANAGEMENT
    |    LINCOLN FINANCIAL MEDIA                                                          |           HOLDINGS, INC.
    |    COMPANY OF GEORGIA                                                               |---------->DOM: DELAWARE
     --->DOM: NORTH CAROLINA                                                                          FUNCTION: HOLDING COMPANY
    |    FUNCTION: CORPORATION/BROADCASTING                                                           OWNERSHIP: 100%
    |    OWNERSHIP: 100%                                                                              -------------------------
    |    ------------------------------------                                                              |
                                                                                                           |
                                                                                                           |       ------------
                                                                                                           |------>CONTINUED ON
                                                                                                                     NEXT PAGE
                                                                                                                   ------------

    ---------------------
    DELAWARE MANAGEMENT
    HOLDINGS, INC.
    CONTINUED FROM PAGE 4
    ---------------------
             |
 ------------
|
|   -----------------
|   DMH CORP.
|   DOM: DELAWARE
 -->FUNCTION: HOLDING
    COMPANY
    OWNERSHIP: 100%
    -----------------
         |
         |          --------------------
         |          DELAWARE INVESTMENTS
         |          U.S., INC.
         |--------> DOM: DELAWARE
                    FUNCTION: HOLDING
                    COMPANY
                    OWNERSHIP: 100%
                    --------------------
                              |
                              |--------------------------------------------------------------
                              |                                                              |
                              |            -----------------------                           |      -------------------------
                              |            DELAWARE MANAGEMENT                               |      DELAWARE MANAGEMENT
                              |            TRUST COMPANY                                     |      COMPANY, INC.
                              |----------->DOM: PENNSYLVANIA                                  ----->DOM: DELAWARE
                              |            FUNCTION: TRUST SERVICE                                  FUNCTION: HOLDING COMPANY
                              |            OWNERSHIP: 100%                                          OWNERSHIP: 100%
                              |            -----------------------                                  -------------------------
                              |                                                                                 |
                              |            ------------------------------                                       |
                              |            DELAWARE SERVICE                                                     |
                              |            COMPANY, INC.                                                        |
                              |----------->DOM: DELAWARE                                                        |
                              |            FUNCTION: SHAREHOLDER SERVICES                                       |
                              |            & TRANSFER AGENT                                                     |
                              |            OWNERSHIP: 100%                                                      |
                              |            ------------------------------                                       |
                              |                                                                                 |
                              |            -------------------------                                            |
                              |            DELAWARE DISTRIBUTORS,                                               |
                              |            INC.                                                                 |
                              |----------->DOM: DELAWARE                                                        |
                              |            FUNCTION: GENERAL PARTNER                                            |
                              |            OWNERSHIP: 100%                                                      |
                              |            -------------------------                                            |
                              |                                                                                 |
                              |            -------------------------                                            |
                              |            DELAWARE GENERAL                                                     |
                              |            MANAGEMENT, INC.                                                     |
                              |----------->DOM: DELAWARE                                                        |
                              |            FUNCTION: GENERAL PARTNER                                            |
                              |            OWNERSHIP: 100%                                                      |
                              |            -------------------------                                            |
                              |                                                                                 |
                              |            -----------------------------                                        |
                              |            RETIREMENT FINANCIAL                                                 |
                              |            SERVICES, INC.                                                       |
                              |            DOM: DELAWARE                                                        |
                               ----------->FUNCTION: REGISTERED TRANSFER                                        |
                                           AGENT & INVESTMENT ADVISOR                                           |
                                           OWNERSHIP: 100%                                                      |
                                           -----------------------------                                        |
                                                                                                                |
                                                                                                                |
                                                                                                                |
                                                                                                                |       ------------
                                                                                                                 ------>CONTINUED ON
                                                                                                                        NEXT PAGE
                                                                                                                        ------------

    ---------------------                                        ---------------------
    DELAWARE MANAGEMENT                                          LINCOLN NATIONAL
    COMPANY, INC.                                                CORPORATION
    CONTINUED FROM PAGE 5                                        CONTINUED FROM PAGE 4
    ---------------------                                        ---------------------
             |                                                                |-----------------------------------------------
-------------|                                                                  |                                             |
|                                                                              \|/                                           \|/
|   ----------------------------                                 ---------------------------------------                ------------
|   DELAWARE MANAGEMENT                                          THE LINCOLN NATIONAL                                   CONTINUED ON
|   BUSINESS TRUST                                               LIFE INSURANCE COMPANY                                   NEXT PAGE
|-->DOM: DELAWARE                                                DOM: INDIANA                                           ------------
    FUNCTION: INVESTMENT ADVISOR                                 FUNCTION: CORPORATION/INSURANCE COMPANY
    OWNERSHIP: 100%                                              OWNERSHIP: 100%
    ----------------------------                                 ---------------------------------------
                |                                                             |
                |               ---------------------------------             |       ----------------------
                |               DELAWARE DISTRIBUTORS,                        |       LNC ADMINISTRATIVE
                |               L.P.                                          |       SERVICES CORPORATION
                |               DOM: DELAWARE                                 |------>DOM: INDIANA
                |               FUNCTION: MUTUAL FUND DISTRIBUTOR             |       FUNCTION: THIRD PARTY
                |               & BROKER/DEALER                               |       ADMINISTRATOR
                |-------------->OWNERSHIP: 98% DELAWARE                       |       OWNERSHIP: 100%
                                INVESTMENT ADVISERS (LP);                     |       ----------------------
                                1% DELAWARE                                   |
                                CAPITAL MANAGEMENT (LP);                      |       --------------------------
                                1% DELAWARE DISTRIBUTORS,                     |       LINCOLN FINANCIAL ADVISORS
                                INC. (GP)                                     |       CORPORATION
                                ---------------------------------             |------>DOM: INDIANA
                                                                              |       FUNCTION: BROKER-DEALER
                                                                              |       OWNERSHIP: 100%
                                                                              |       --------------------------
                                                                              |                   |
                                                                              |                   |
                                                          |                   |                   |   ----------------------------
                                                                              |                   |   LFA MANAGEMENT CORPORATION
                                                                              |                   |   DOM: PENNSYLVANIA
                                                                              |                   --->FUNCTION: MANAGEMENT COMPANY
                                                                              |                       OWNERSHIP: 100%
                                                                              |                       ----------------------------
                                                                              |
                                                                              |       ----------------------------------------------
                                                                              |       LINCOLN FINANCIAL
                                                                              |       DISTRIBUTORS, INC.
                                                                              |------>DOM: CONNECTICUT
                                                                              |       FUNCTION: BROKER DEALER AND INVESTMENT ADVISOR
                                                                              |       OWNERSHIP: 100%
                                                                              |       ----------------------------------------------
                                                                              |
                                                                              |       ----------------------
                                                                              |       LINCOLN INVESTMENT
                                                                              |       SOLUTIONS, INC.
                                                                              |------>DOM: DELAWARE
                                                                              |       FUNCTION: CORPORATION
                                                                              |       OWNERSHIP: 100%
                                                                              |       ----------------------
                                                                              |
                                                                              |       ------------
                                                                              |       CONTINUED ON
                                                                              |------>  NEXT PAGE
                                                                                      ------------

                   ----------------------
                    THE LINCOLN NATIONAL
                   LIFE INSURANCE COMPANY
                    CONTINUED FROM PAGE 6
                   ----------------------
                             |
                             |
   --------------------------------------------------------------------------------
   |                                                                               |      --------------------------
   |         --------------------------------------                                |      LINCOLN FINANCIAL AND
   |         LINCOLN REALTY CAPITAL                                                |      INSURANCE SERVICES
   |         CORPORATION                                                           ------>CORPORATION
   |-------->DOM: INDIANA                                                                 DOM: CALIFORNIA
   |         FUNCTION: GENERAL BUSINESS CORPORATION                                       FUNCTION: INSURANCE AGENCY
   |         OWNERSHIP: 100%                                                              OWNERSHIP: 100%
   |         --------------------------------------                                       --------------------------
   |                                                                                               |
   |         -----------------------------                                                         |
   |         LINCOLN REINSURANCE COMPANY                                                           |
   |         OF SOUTH CAROLINA II                                                                  |     --------------------------
   |-------->DOM: SOUTH CAROLINA                                                                   |     CALIFORNIA FRINGE
   |         FUNCTION: REINSURANCE CAPTIVE                                                         |     BENEFIT AND INSURANCE
   |         OWNERSHIP: 100%                                                                       ----->MARKETING CORPORATION
   |         -----------------------------                                                               DOM: CALIFORNIA
   |                                                                                                     FUNCTION: INSURANCE AGENCY
   |         -----------------------------------                                                         OWNERSHIP: 100%
   |         LINCOLN RETIREMENT                                                                          --------------------------
   |         SERVICES COMPANY, LLC
   |-------->DOM: INDIANA
   |         FUNCTION: LIMITED LIABILITY COMPANY
   |         OWNERSHIP: 100%
   |         -----------------------------------
   |                          |
   |                          |
   |                          |
   |                          |
   |         ----------------------------------
   |         LINCOLN VARIABLE INSURANCE
   |         PRODUCTS TRUST
   |-------->DOM: DELAWARE
   |         FUNCTION: INSURANCE PRODUCTS TRUST
   |         OWNERSHIP: 100%
   |         ----------------------------------
   |
   |         ------------------------------------------
   |         LINCOLN LIFE & ANNUITY COMPANY OF
   |         NEW YORK
   |-------->DOM: NEW YORK
   |         FUNCTION: CORPORATION/INSURANCE
   |         OWNERSHIP: 100%
   |         ------------------------------------------
   |
   |         -----------------------
   |         WESTFIELD ASSIGNED
   |         BENEFITS COMPANY
   |-------->DOM: OHIO
   |         FUNCTION: CORPORATION/
   |         INSURANCE AGENCY
   |         OWNERSHIP: 100%
   |         -----------------------
   |
   |         --------------------------------
   |         JEFFERSON STANDARD LIFE
   |         INSURANCE COMPANY
   |-------->DOM: NORTH CAROLINA
   |         FUNCTION: CORPORATION/INSURANCE
   |         OWNERSHIP: 100%
   |         --------------------------------
   |
   |         -------------------------------------
   |         LFA, LIMITED LIABILITY
   |         COMPANY
   |-------->DOM: INDIANA
   |         FUNCTION: LIMITED LIABILITY COMPANY
   |         OWNERSHIP: 100%
   |         -------------------------------------
   |
   |         ---------------------------
   |         LFD INSURANCE AGENCY,
   |         LIMITED LIABILITY COMPANY
   |-------->DOM: DELAWARE
   |         FUNCTION: INSURANCE AGENCY
   |         OWNERSHIP: 100%
   |         ---------------------------
   |
   |         -----------------------------------
   |         LINCOLN FINANCIAL
   |         HOLDINGS, LLC
   |-------->DOM: DELAWARE
   |         FUNCTION: LIMITED LIABILITY COMPANY
   |         OWNERSHIP: 100%
   |         -----------------------------------
   |                          |
   |                          |
   |                          -------------------------------------------       -----------------------------
   |                                                                    |       LFG SOUTH CAROLINA
   |                                                                    |       REINSURANCE COMPANY
   |                                                                    ------->DOM: SOUTH CAROLINA
   |                                                                            FUNCTION: REINSURANCE CAPTIVE
   |                                                                            OWNERSHIP: 100%
   |                                                                            -----------------------------
   |
   |         ------------
   |         CONTINUED ON
   --------->NEXT PAGE
             ------------

               ----------------------
               THE LINCOLN NATIONAL
               LIFE INSURANCE COMPANY
               CONTINUED FROM PAGE 7
               ----------------------
                         |
                         |
   -----------------------
   |
   |                                                           -------------------------
   |                                                           LINCOLN FINANCIAL AND
   |                                                           INSURANCE SERVICES
   |---------------------------------------------------------->CORPORATION
                                                               DOM: DELAWARE
                                                               FUNCTION: HOLDING COMPANY
                                                               OWNERSHIP: 100%
                                                               -------------------------
                                                                            |
                                                                            |
                                                                            |
                                                                            |
                                                                            |       -----------------------------
                                                                            |       LINCOLN REINSURANCE COMPANY
                                                                            |       OF SOUTH CAROLINA
                                                                            ------->DOM: SOUTH CAROLINA
                                                                                    FUNCTION: REINSURANCE CAPTIVE
                                                                                    OWNERSHIP: 100%
                                                                                    -----------------------------

  ---------------------
  LINCOLN NATIONAL
  CORPORATION
  CONTINUED FROM PAGE 6
  ---------------------
       |
      \|/
-------------------------
LINCOLN NATIONAL (UK) PLC
DOM: ENGLAND
FUNCTION: HOLDING COMPANY
OWNERSHIP: 99.99%
(REMAINDER OWNED BY
THE LINCOLN NATIONAL
LIFE INSURANCE COMPANY)
-------------------------
       |
       |---------------------------------------------------------------------------
       |                                                                           |       -------------------------------------
       |             -----------------------------------------------------------   |       LINCOLN GENERAL
       |             CITY FINANCIAL PARTNERS                                       |       INSURANCE CO. LTD.
       |             LIMITED                                                       |------>DOM: ENGLAND
       |------------>DOM: ENGLAND                                                  |       FUNCTION: ACCIDENT & HEALTH INSURANCE
       |             FUNCTION: DISTRIBUTION OF LIFE ASSURANCE & PENSION PRODUCTS   |       OWNERSHIP: 100%
       |             OWNERSHIP: 100%                                               |       -------------------------------------
       |             -----------------------------------------------------------   |
       |                                                                           |       -------------------
       |             -------------------------                                     |       LINCOLN INDEPENDENT
       |             CONSUMERS FINANCIAL                                           |       (JERSEY) LIMITED
       |             EDUCATION COMPANY LIMITED                                     |------>DOM: JERSEY
       |             DOM: ENGLAND                                                  |       OWNERSHIP: 100%
       |------------>FUNCTION: (DORMANT)                                           |       -------------------
       |             OWNERSHIP: 100%                                               |
       |             -------------------------                                     |       ---------------------------------------
       |                                                                           |       LINCOLN INDEPENDENT
       |             -------------------------------                               |       LIMITED
       |             FINANCIAL ALLIANCES                                           |------>DOM: ENGLAND
       |             LIMITED                                                       |       FUNCTION: INDEPENDENT FINANCIAL ADVISOR
       |------------>DOM: ENGLAND                                                  |       OWNERSHIP: 100%
       |             FUNCTION: UNIT TRUST MANAGEMENT                               |       ---------------------------------------
       |             OWNERSHIP: 100%                                               |
       |             -------------------------------                               |       -------------------------------
       |                                                                           |       LINCOLN INVESTMENT
       |             ----------------------------------------                      |       MANAGEMENT LIMITED
       |             LIV LIMITED                                                   |------>DOM: ENGLAND
       |             DOM: ENGLAND                                                  |       FUNCTION: INVESTMENT MANAGEMENT
       |------------>FUNCTION: INVESTMENT MANAGEMENT SERVICES                      |       OWNERSHIP: 100%
       |             OWNERSHIP: 100%                                               |       -------------------------------
       |             ----------------------------------------                      |
       |                                                                           |       -------------------
       |             -------------------------------------------                   |       LINCOLN SBP TRUSTEE
       |             LN MANAGEMENT LIMITED                                         |       LIMITED
       |             DOM: ENGLAND                                                  |------>DOM: ENGLAND
       |------------>FUNCTION: ADMINISTRATIVE SERVICES (DORMANT)                   |       OWNERSHIP: 100%
       |             OWNERSHIP: 100%                                               |       -------------------
       |             -------------------------------------------                   |
       |                                                                           |       -------------------------------
       |             -------------------------                                     |       LINCOLN UNIT TRUST
       |             LN SECURITIES LIMITED                                         |       MANAGERS LIMITED
       |             DOM: ENGLAND                                                  |------>DOM: ENGLAND
       |------------>FUNCTION: NOMINEE COMPANY                                     |       FUNCTION: INVESTMENT MANAGEMENT
       |             OWNERSHIP: 100%                                               |       OWNERSHIP: 100%
       |             -------------------------                                     |       -------------------------------
       |                                                                           |
       |             -------------------------------------------                   |       --------------------------
       |             LAURTRUST LIMITED                                             |       LINCOLN INSURANCE SERVICES
       |             DOM: ENGLAND                                                  |       LIMITED
       |------------>FUNCTION: PENSION SCHEME TRUSTEE (INACTIVE)                   |------>DOM: ENGLAND
       |             OWNERSHIP: 100%                                                       FUNCTION: HOLDING COMPANY
       |             -------------------------------------------                           OWNERSHIP: 100%
       |                                                                                   --------------------------
       |             --------------------------                                                        |
       |             LINCOLN FINANCIAL ADVISERS                                                        |       ------------
       |             LIMITED                                                                           |       CONTINUED ON
       |------------>DOM: ENGLAND                                                                      |------>  NEXT PAGE
       |             FUNCTION: SALES COMPANY                                                                   ------------
       |             OWNERSHIP: 100%
       |             --------------------------
       |
       |             ------------
       |             CONTINUED ON
       ------------->  NEXT PAGE
                     ------------

--------------------------                    -------------------------
LINCOLN INSURANCE SERVICES                    LINCOLN NATIONAL (UK) PLC
LIMITED                                       CONTINUED FROM PAGE 8
CONTINUED FROM PAGE 8                         -------------------------
--------------------------                      |
|                                               |    -------------------------
|      --------------------------------         |    LINCOLN ASSURANCE LIMITED
|      CHAPEL ASH FINANCIAL                     |    DOM: ENGLAND
|      SERVICES LTD.                            |--> FUNCTION: LIFE ASSURANCE
-----> DOM: ENGLAND                             |    OWNERSHIP: 100% (EXCEPT
       FUNCTION: DIRECT INSURANCE SALES         |    FOR
       OWNERSHIP: 100%                          |    DIRECTOR-QUALIFYING
       --------------------------------         |    SHARES)
                                                |    -------------------------
                                                |    |
                                                |    |
                                                |    |    -----------------------------
                                                |    |    IMPCO PROPERTIES G.B. LTD.
                                                |    |--> DOM: ENGLAND
                                                |    |    FUNCTION: PROPERTY INVESTMENT
                                                |    |    OWNERSHIP: 100%
                                                |    |    -----------------------------
                                                |    |    ---------------------------------
                                                |    |    BARNWOOD PROPERTY GROUP
                                                |    |    LIMITED
                                                |     --> DOM: ENGLAND
                                                |         FUNCTION: PROPERTY MANAGEMENT CO.
                                                |         OWNERSHIP: 100%
                                                |         ---------------------------------
                                                |                         |
                                                |                         |                     -----------------------------
                                                |                         |                     BARNWOOD PROPERTIES
                                                |                         |                     LIMITED
                                                |                          -------------------> DOM: ENGLAND
                                                |                                               FUNCTION: PROPERTY INVESTMENT
                                                |                                               OWNERSHIP: 100%
                                                |    -------------------------                  -----------------------------
                                                |    LINCOLN FINANCIAL GROUP
                                                |    PLC
                                                 --> DOM: ENGLAND
                                                     FUNCTION: HOLDING COMPANY
                                                     OWNERSHIP: 100%
                                                     -------------------------
                                                     |
                                                     |
                                                     |    -----------------------
                                                     |    LINCOLN MILLDON LIMITED
                                                     |--> DOM: ENGLAND
                                                     |    FUNCTION: SALES COMPANY
                                                     |    OWNERSHIP: 100%
                                                     |    -----------------------
                                                     |    -----------------------------
                                                     |    LINCOLN MANAGEMENT
                                                     |    SERVICES LIMITED
                                                      --> DOM: ENGLAND
                                                          FUNCTION: MANAGEMENT SERVICES
                                                          OWNERSHIP: 100%
                                                          -----------------------------

SUMMARY OF CHANGES TO ORGANIZATIONAL CHART:

JANUARY 1, 1995-DECEMBER 31, 1995

SEPTEMBER 1995

a. Lincoln National (Jersey) Limited was incorporated on September 18, 1995. Company is dormant and was formed for tax reasons per Barbara Benoit, Assistant Corporate Secretary at Lincoln UK.

JANUARY 1, 1996-DECEMBER 1, 1996

MARCH 1996

a. Delaware Investment Counselors, Inc. changed its name to Delaware Capital Management, Inc. effective March 29, 1996.

AUGUST 1996

a. Lincoln National (Gernsey) Limited was incorporated on August 9, 1996; company is dormant and was formed for tax reasons.

SEPTEMBER 1996

a. Morgan Financial Group, Inc. changed its name to Lincoln National Sales Corporation of Maryland effective September 23, 1996.

b. Addition of Lincoln Life & Annuity Company of New York, incorporated as a New York corporation on September 27, 1996.

OCTOBER 1996

a. Addition of Lincoln National (India) Inc., incorporated as an Indiana corporation on October 17, 1996.

NOVEMBER 1996

a. Lincoln National SBP Trustee Limited was bought "off the shelf" and was incorporated on November 26, 1996; it was formed to act as Trustee for Lincoln Staff Benefits Plan.

DECEMBER 1996

a. Addition of Lincoln National Investments, Inc., incorporated as an Indiana corporation on December 12, 1996.

JANUARY 1, 1997-DECEMBER 31, 1997

JANUARY 1997

a. Delaware Management Holdings, Inc., Lynch & Mayer, Inc. and Vantage Global Advisors, Inc. were transferred via capital contribution to Lincoln National Investments, Inc. effective January 2, 1997.

b. Lincoln National Investments, Inc. changed its name to Lincoln National Investment Companies, Inc. effective January 24, 1997.

c. Lincoln National Investment Companies, Inc. changed its named to Lincoln National Investments, Inc. effective January 24, 1997.

d. The following Lincoln National (UK) subsidiaries changed their name effective January 1, 1997: Lincoln Financial Group PLC (fka Laurentian Financial Group PLC); Lincoln Milldon Limited (fka Laurentian Milldon Limited); Lincoln Management Services Limited (fka Laurentian Management Services Limited).

FEBRUARY 1997

a. Removal of Lincoln National Financial Group of Philadelphia, Inc., which was dissolved effective February 25, 1997.

MARCH 1997

a. Removal of Lincoln Financial Services, Inc., which was dissolved effective March 4, 1997.

APRIL 1997

a. Acquisition of Dougherty Financial Group, Inc. on April 30, 1997. Company then changed its name to Delvoy, Inc. The acquisition included the mutual fund group of companies as part of the Voyager acquisition. The following companies all then were moved under the newly formed holding company, Delvoy, Inc. effective April 30, 1997: Delaware Management Company, Inc., Delaware Distributors, Inc., Delaware Capital Management, Inc., Delaware Service Company, Inc. and Delaware Investment & Retirement Services, Inc.

b. Acquisition of Voyager Fund Managers, Inc. and Voyager Fund Distributors, Inc. on April 30, 1997; merger is scheduled for May 31, 1997, for Voyager Fund Managers, Inc. into Delaware Management Company, Inc. and Voyager Fund Distributors, Inc. is to merge into Delaware Distributors, L.P.

c. Removal of Aseguradora InverLincoln, S.A. Compania de Seguros y Reaseguros, Grupo Financiero InverMexico. Stock was sold to Grupo Financiero InverMexico effective April 18, 1997.

MAY 1997

a. Name change of The Richard Leahy Corporation to Lincoln National Financial Institutions Group, Inc. effective May 6, 1997.

b. Voyager Fund Managers, Inc. merged into Delaware Management Company, Inc. effective May 30, 1997, at 10:00 p.m. with Delaware Management Company, Inc. surviving.

c. On May 31, 1997, at 2:00 a.m., Voyager Fund Distributors, Inc. merged into a newly formed company Voyager Fund Distributors (Delaware), Inc., incorporated as a Delaware corporation on May 23, 1997. Voyager Fund Distributors (Delaware), Inc. then merged into Delaware Distributors, L.P. effective May 31, 1997, at 2:01 a.m. Delaware Distributors, L.P. survived.

JUNE 1997

a. Removal of Lincoln National Sales Corporation of Maryland -- company dissolved June 13, 1997.

b. Addition of Lincoln Funds Corporation, incorporated as a Delaware corporation on June 10, 1997, at 2:00 p.m.

c. Addition of Lincoln Re, S.A., incorporated as an Argentina company on June 30, 1997.

JULY 1997

a. LNC Equity Sales Corporation changed its name to Lincoln Financial Advisors Corporation effective July 1, 1997.

b. Addition of Solutions Holdings, Inc., incorporated as a Delaware corporation on July 27, 1997.

SEPTEMBER 1997

a. Addition of Solutions Reinsurance Limited, incorporated as a Bermuda corporation on September 29, 1997.

OCTOBER 1997

a. Removal of the following companies: American States Financial Corporation, American States Insurance Company, American Economy Insurance Company, American States Insurance Company of Texas, American States Life Insurance Company, American States Lloyds Insurance Company, American States Preferred Insurance Company, City Insurance Agency, Inc. and Insurance Company of Illinois -- all were sold 10-1-97 to SAFECO Corporation.

b. Liberty Life Assurance Limited was sold to Liberty International Holdings PLC effective 10-6-97.

c.   Addition of Seguros Serfin Lincoln, S.A., acquired by LNC on 10-15-97.

DECEMBER 1997

a. Addition of City Financial Partners Ltd. as a result of its acquisition by Lincoln National Corporation on December 22, 1997. This company will distribute life assurance and pension products of Lincoln Assurance Limited.

b.   Removal of Lynch & Mayer Asia, Inc., which was dissolved December 24, 1997.

JANUARY 1, 1998-DECEMBER 31, 1998

JANUARY 1998

a. Addition of Cigna Associates, Inc., Cigna Financial Advisors, Inc. and Cigna Associates of Massachusetts, Inc., acquired by The Lincoln National Life Insurance Company on January 1, 1998. Cigna Associates of Massachusetts is 100% owned by Cigna Associates, Inc.

b. Removal of Lincoln National Mezzanine Corporation and Lincoln National Mezzanine Fund, L.P. Lincoln National Mezzanine Corporation was dissolved on January 12, 1998, and Lincoln National Mezzanine Fund, L.P. was cancelled January 12, 1998.

c. Corporate organizational changes took place in the UK group of companies on January 21, 1998: Lincoln Insurance Services Limited and its subsidiaries were moved from Lincoln National (UK) PLC to Lincoln Assurance Limited; Lincoln General Insurance Co. Ltd. was moved from Lincoln Insurance Services Limited to Lincoln National (UK) PLC.

d. Addition of AnnuityNet, Inc., incorporated as an Indiana corporation on January 16, 1998, and a wholly-owned subsidiary of The Lincoln National Life Insurance Company.

JUNE 1998

a. Name Change of Cigna Financial Advisors, Inc. to Sagemark Consulting, Inc. effective June 1, 1998.

b. Name Change of Cigna Associates, Inc. to Lincoln National Insurance Associates, Inc. effective June 1, 1998.

c. Addition of Lincoln National Insurance Associates of Alabama, Inc., incorporated as a wholly-owned subsidiary of Lincoln National Insurance Associates, Inc. as an Alabama domiciled corporation effective June 10, 1998.

d.   Dissolution of LUTM Nominees Limited effective June 10, 1998.

e.   Dissolution of Cannon Fund Managers Limited June 16, 1998.

f.   Dissolution of P.N. Kemp Gee & Co. Ltd. June 2, 1998.

JULY 1998

a. Name change of Cigna Associates of Massachusetts, Inc. to Lincoln National Insurance Associates of Massachusetts, Inc. effective July 22, 1998.

SEPTEMBER 1998

a. Removal of Lincoln Financial Group of Michigan, Inc., voluntarily dissolved September 15, 1998.

b. Name change of Lincoln Financial Group, Inc. to Lincoln Life and Annuity Distributors, Inc. on September 29, 1998.

c. Removal of Lincoln European Reinsurance S.A. -- company dissolved September 30, 1998.

d. Removal of Lincoln Funds Corporation -- company voluntarily dissolved September 30, 1998.

OCTOBER 1998

a. Addition of AnnuityNet Insurance Agency, Inc., incorporated as an Indiana corporation October 2, 1998, a wholly-owned subsidiary of AnnuityNet, Inc.

b. Removal of Lincoln National (India) Inc., voluntarily dissolved October 26, 1998.

DECEMBER 1998

a.   Removal of The Insurers' Fund, Inc., voluntarily dissolved December 10,
     1998.

b. Addition of Lincoln National Management Corporation, a Pennsylvania corporation and a wholly-owned subsidiary of Lincoln National Corporation, incorporated on December 17, 1998.

JANUARY 1, 1999-DECEMBER 31, 1999

JANUARY 1999

a. Lincoln Unit Trust Management changed its name on January 5, 1999, to Lincoln ISA Management Limited.

FEBRUARY 1999

a. Removal of Lincoln Southwest Financial Group, Inc. -- company's term of existence expired July 18, 1998.

JULY 1999

a. Addition of First Penn-Pacific Securities, Inc., incorporated as an Illinois corporation and a wholly-owned subsidiary of First Penn-Pacific Life Insurance Company on June 18, 1999.

b. Addition of Lincoln Realty Capital Corporation, incorporated as an Indiana corporation and a wholly-owned subsidiary of The Lincoln National Life Insurance Company on July 9, 1999.

AUGUST 1999

a. Deletion of Professional Financial Planning, Inc. - company dissolved August 25, 1999.

NOVEMBER 1999

a. Addition of Lincoln National Insurance Associates of Hawaii, Inc., incorporated as a wholly-owned subsidiary of Lincoln National Insurance Associates, Inc. as a Hawaii domiciled corporation effective December 8, 1998.

b. Addition of AnnuityNet of Alabama, Inc., an Alabama corporation and a wholly-owned subsidiary of AnnuityNet, Inc., incorporated on November 4, 1999.

c. Addition of AnnuityNet of New Mexico, Inc., a New Mexico corporation and a wholly-owned subsidiary of AnnuityNet, Inc., incorporated on November 1, 1999.

DECEMBER 1999

a. Addition of Wakefield Tower Alpha Limited, a Cayman Islands Corporation, effective December 15, 1999, with 100% of the ordinary shares owned by The Lincoln National Life Insurance Company. One (1) G Share is held by a third party.

b. Addition of Delaware General Management, Inc. (DGM), a Delaware Corporation and wholly owned subsidiary of Delvoy, Inc., effective December 9, 1999. The corporation was formed to act as the general partner of the Delaware Market Neutral Equity Fund, L.P.

JANUARY 1, 2000-DECEMBER 31, 2000

JANUARY 2000

a. Addition of AnnuityNet Insurance Agency of Massachusetts, Inc., a Massachusetts Corporation and a wholly-owned subsidiary of AnnuityNet, Inc., incorporated on January 1, 2000.

FEBRUARY 2000

a. Addition of The Kyoei Lincoln Reinsurance Services Co., Ltd., a Japanese Corporation in which Lincoln National Corporation has a 90% ownership interest. The remaining 10% is owned by The Kyoei Life Insurance Co., Ltd. The date of incorporation in Japan was February 29, 2000.

MARCH 2000

a. Name change of Underwriters & Management Services, Inc. to Lincoln Re Risk Management Services, Inc. effective March 1, 2000.

b. Lincoln National Corporation disposed of its 49% investment in Seguros Serfin Lincoln, S.A. effective March 30, 2000.

APRIL 2000

a. Lincoln Life and Annuity Distributors, Inc. stock was transferred via capital contribution from Lincoln National Corporation to The Lincoln National Life Insurance Company effective April 7, 2000.

b. Change in ownership percentage of Lincoln National Insurance Associates of Ohio, Inc. from a 91% owned subsidiary to a wholly-owned subsidiary of Lincoln National Insurance Associates, Inc. effective April 17, 2000.

c. Reinstatement of Lincoln Southwest Financial Group, Inc. in the State of Arizona effective April 25, 2000.

MAY 2000

a. Change in ownership percentage of AnnuityNet, Inc. from a wholly-owned subsidiary of The Lincoln National Life Insurance Company to a 44.9% ownership interest effective May 8, 2000.

b. Addition of LFA, Limited Liability Company, an Indiana limited liability company and 99% owned subsidiary of The Lincoln National Life Insurance Company, formed May 11, 2000.

c. Addition of LFA of Delaware, Limited Liability Company, a Delaware limited liability company and 99% owned subsidiary of The Lincoln National Life Insurance Company, formed May 16, 2000.

d. Dissolution of Lynch & Mayer Securities Corp. (Delaware corporation) effective May 9, 2000.

NOVEMBER 2000

a. Dissolution of Lynch & Mayer, Inc. (Indiana corporation) effective November 30, 2000.

DECEMBER 2000

a. Name change of Sagemark Consulting, Inc. to Lincoln Financial Distributors, Inc. effective December 4, 2000.

b. Dissolution of Vantage Global Advisors, Inc. (Delaware corporation) effective December 31, 2000.

JANUARY 1, 2001-DECEMBER 31, 2001

JANUARY 2001

a. Dissolution of Lincoln Investment Management, Inc. (Illinois corporation) effective January 11, 2001.

FEBRUARY 2001

a. Addition of Lincoln Retirement Services Company, LLC, an Indiana Limited Liability Company and wholly-owned subsidiary of The Lincoln National Life Insurance Company, formed February 28, 2001.

APRIL 2001

a. Addition of LFD Insurance Agency, Limited Liability Company, a Delaware Limited Liability Company and 99% owned subsidiary of The Lincoln National Life Insurance Company, formed April 25, 2001.

JUNE 2001

a. Addition of Lincoln Re (Ireland) Limited, an Ireland corporation and wholly-owned subsidiary of Lincoln National Reinsurance Company (Barbados) Limited, incorporated June 20, 2001.

JULY 2001

a. Addition of Select Capital, LLC, an Indiana Limited Liability Company and wholly-owned subsidiary of The Lincoln National Life Insurance Company, formed July 17, 2001.

b. Addition of Pegasus Capital, LLC, an Indiana Limited Liability Company and 99% owned subsidiary of Select Capital, LLC, formed July 17, 2001.

AUGUST 2001

a. Lincoln National (UK) PLC makes the following name changes, additions and dissolution of companies as follows:

     1)   Dissolution of Allied Westminster & Company Limited effective May 8,
          2001;

     2)   Dissolution of Culverin Property Services Limited effective May 8,
          2001;

     3)   Dissolution of HUTM Limited effective March 9, 1999;

     4) Dissolution of Liberty Life Pension Trustee Company Limited effective April 24, 2001;

     5)   Dissolution of UK Mortgage Securities Limited effective November 24,
          1998;

     6) Dissolution of Liberty Press Limited [Printing Services] effective March 23, 1999;

     7)   Dissolution of Barnwood Developments Limited effective May 22, 2001;

     8)   Dissolution of British National Life Sales Ltd. effective June 12,
          2001;

     9)   Dissolution of BNL Trustees Limited effective May 8, 2001;

     10)  Dissolution of CL CR Management Ltd. effective November 17, 1998;

     11) Dissolution of Lincoln National Training Services Limited effective March 16, 1999;

     12)  Name change of ILI Supplies Limited to Liberty Press Limited;

     13) Name change of Lincoln ISA Management Limited to Financial Alliances Limited;

     14) Reporting change for Laurtrust Limited from Lincoln Financial Group PLC to Lincoln National (UK) PLC;

     15) Addition of Lincoln Executive Club Trustee Limited, a wholly-owned subsidiary of Lincoln National (UK) PLC, incorporated February 23, 1999 (currently dormant);

     16) Addition of Consumers Financial Education Limited, a wholly-owned subsidiary of Lincoln National (UK) PLC, incorporated December 1, 1999 (currently dormant).

DECEMBER 2001

a. Removal of the following companies as a result of the December 7, 2001, sale to Swiss Re:

     1)   The Kyoei Lincoln Reinsurance Services Co., Ltd.

     2)   Lincoln National (China) Inc.

     3)   Lincoln National Health & Casualty Insurance Company

     4)   Lincoln National Intermediaries, Inc.

     5)   Lincoln National Management Services, Inc.

     6)   Lincoln National Reassurance Company

     7)   Lincoln National Reinsurance Company Limited

     8)   Lincoln National Risk Management, Inc.

     9)   Lincoln National Structured Settlement, Inc.

     10)  Lincoln National Underwriting Services, Ltd.

     11)  Lincoln Re Risk Management Services, Inc.

     12)  Lincoln Re, S.A.

     13)  Linsco Reinsurance Company

     14)  Old Fort Insurance Company, Ltd.

     15)  Servicios de Evaluacion de Riesgos, S. de R.L. de C.V.

     16)  Solutions Holdings, Inc.

     17)  Solutions Reinsurance Limited

     18)  Special Pooled Risk Administrators, Inc.

JANUARY 1, 2002 - DECEMBER 31, 2002

JANUARY 2002

a.   Lincoln National (UK) PLC makes the following changes:

     1) Dissolution of Lincoln Pension Trustees Limited effective January 15, 2002;

     2)   Reporting change for Financial Alliances Limited to Lincoln National
          (UK) PLC;

     3) Reporting change for Lincoln Insurance Services Limited to Lincoln National (UK) PLC.

MARCH 2002

a. Addition of Lincoln Administration Services Limited, a wholly-owned subsidiary of Lincoln National (UK) PLC, incorporated March 11, 2002 (currently inactive).

APRIL 2002

a. Dissolution of Financial Investment Services, Inc. (Indiana corporation) effective April 2, 2002.

b. Dissolution of Financial Alternative Resources, Inc. (Kansas corporation) effective April 3, 2002.

c. Dissolution of Financial Investments, Inc. (Indiana corporation) effective April 26, 2002.

d. Change in ownership interest of AnnuityNet, Inc. from a 44.9% combined LNL and LNC ownership interest to a 24.0% combined LNL and LNC ownership interest effective April 5, 2002.

MAY 2002

a. Dissolution of the following corporate agency subsidiaries of Lincoln Life and Annuity Distributors, Inc:

     1) Colorado-Lincoln Financial Group, Inc. (Colorado) effective December 17, 2001;

     2) Lincoln National Financial Services, Inc. (Florida) effective December 17, 2001;

     3)   CMP Financial Services, Inc. (Illinois) effective January 11, 2002;

     4) Lincoln Financial Group of Northern Indiana, Inc. (Indiana) effective December 13, 2001;

     5)   Financial Planning Partners, Ltd. (Kansas) effective December 18,
          2001;

     6) The Lincoln National Financial Group of Louisiana, Inc. (Louisiana) effective December 20, 2001;

     7)   Lincoln Cascades, Inc. (Oregon) effective December 21, 2001.

b.   Delaware Investments makes the following changes:

     1) Addition of Delaware Investments U.S., Inc., a Delaware corporation and a wholly-owned subsidiary of DMH Corp., incorporated on June 28, 2001;

     2) Addition of DIAL Holding Company, Inc., a Delaware corporation and a wholly-owned subsidiary of DMH Corp., incorporated on June 27, 2001;

     3) Merger of Delvoy, Inc., a Minnesota corporation and wholly-owned subsidiary of DMH Corp., into Delaware Investments U.S., Inc., effective June 28, 2001;

     4) Effective February 28, 2001, LNC Administrative Services Corporation transferred from being a wholly-owned subsidiary of Lincoln National Corporation to being a wholly-owned subsidiary of Retirement Financial Services, Inc.

c. Dissolution of the following corporate agency subsidiary of Lincoln Life and Annuity Distributors, Inc.:

     1) Lincoln Financial Group of Missouri, Inc. (Missouri) effective June 14, 2002.

d. Sale of Lincoln Re (Ireland) Limited to Swiss Re Management Luxembourg S.A. effective May 30, 2002.

e. City Financial Partners Limited stock was acquired by Lincoln National (UK) PLC from Lincoln National Corporation effective January 20, 2000.

JULY 2002

a. Dissolution of Founders CBO Corporation (Delaware corporation) effective July 15, 2002.

AUGUST 2002

a. Cancellation of Founders CBO, L.P. (Delaware Limited Partnership) effective August 15, 2002. [Note: This partnership was dissolved 7/15/02; however, the official partnership cancellation was not effective until the Certificate of Cancellation filing on 8/15/02.]

b. Dissolution of The Financial Resources Department, Inc. (Michigan corporation) effective August 22, 2002.

c. Acquisition of The Administrative Management Group, Inc., an Illinois corporation and employee benefits recordkeeping firm, as a wholly-owned subsidiary of The Lincoln National Life Insurance Company effective August 30, 2002.

d. Acquisition of AMG Service Corp., an Illinois corporation and wholly-owned subsidiary of The Administrative Management Group, Inc., effective August 30, 2002.

SEPTEMBER 2002

a. Dissolution of The Investment Center, Inc. (Tennessee corporation) effective September 6, 2002.

b. Change in ownership of Lincoln Financial Group, Inc. (an Alabama corporation) from a wholly-owned subsidiary of Lincoln Life and Annuity Distributors, Inc. to a wholly-owned subsidiary of The Lincoln National Life Insurance Company effective September 20, 2002.

c. Change in ownership of Lincoln Financial Services and Insurance Brokerage of New England, Inc. (a Massachusetts corporation) from a wholly-owned subsidiary of Lincoln Life and Annuity Distributors, Inc. to a wholly-owned subsidiary of The Lincoln National Life Insurance Company effective September 20, 2002.

OCTOBER 2002

a. Dissolution of the following corporate agency subsidiaries of Lincoln Life and Annuity Distributors, Inc.:

     1) Financial Consultants of Michigan, Inc. (Michigan) effective August 19, 2002;

     2)   Lincoln Financial Group, Inc. (New Mexico) effective September 27,
          2002;

     3)   Lincoln Financial Group, Inc. (Utah) effective May 21, 2002.

b. Dissolution of The Investment Group, Inc. (New Jersey corporation) effective October 21, 2002.

NOVEMBER 2002

a. Change in ownership of Lincoln Financial Advisors Corporation (an Indiana corporation) from a wholly-owned subsidiary of Lincoln Life and Annuity Distributors, Inc. to a wholly-owned subsidiary of The Lincoln National Life Insurance Company effective November 1, 2002.

b. Change in ownership of Lincoln Financial and Insurance Services Corporation (a California corporation) from a wholly-owned subsidiary of Lincoln Life and Annuity Distributors, Inc. to a wholly-owned subsidiary of The Lincoln National Life Insurance Company effective November 18, 2002. California Fringe Benefit and Insurance Marketing Corporation will remain as its wholly-owned subsidiary.

c. Dissolution of Founders Holdings, Inc. (Delaware General Partner) effective November 27, 2002.

DECEMBER 2002

a. Dissolution of Lincoln Life and Annuity Distributors, Inc. (Indiana corporation) effective December 11, 2002 (f/k/a Lincoln Financial Group, Inc. and Lincoln National Sales Corporation).

b. Dissolution of The Financial Alternative, Inc. (Utah corporation) effective December 9, 2002.

JANUARY 2003

a. Dissolution of the following corporate agency subsidiary of Lincoln Life and Annuity Distributors, Inc.:

     1) Benefits Marketing Group, Inc. (Maryland corporation) effective January 16, 2003.

FEBRUARY 2003

a. Administrative dissolution of Personal Financial Resources, Inc. (Arizona corporation) a subsidiary of Lincoln National Financial Institutions Group, Inc., effective February 7, 2000.

b. Dissolution of the following corporate agency subsidiaries of Lincoln Life and Annuity Distributors, Inc.: 1) Beardslee & Associates, Inc. (New Jersey corporation) effective February 11, 2003; 2) Lincoln Southwest Financial Group, Inc. (Arizona corporation) effective February 25, 2003.

c. Formation of Lincoln Variable Insurance Products Trust, a Delaware Business Trust, effective February 1, 2003. Legal ownership resides with The Lincoln National Life Insurance Company and Lincoln Life & Annuity Company of New York. Beneficial ownership resides with the contract owners. Under the Holding Company Act, a company is not deemed to be an affiliate of an insurer unless they are under common control with one entity beneficially owning ten percent or more of the voting securities of another entity. The Trust is not considered to be an affiliate and is being shown on the Organization Chart for informational purposes only.

MARCH 2003

a. Name change of First Penn-Pacific Securities, Inc. to Lincoln Retirement Advisors, Inc. effective March 25, 2003.

APRIL 2003

a. Effective April 30, 2003, the following funds become a series of Lincoln Variable Insurance Products Trust: Aggressive Growth Fund; Bond Fund; Capital Appreciation Fund; Equity-Income Fund; Global Asset Allocation Fund; Growth and Income Fund; International Fund; Managed Fund; Money Market Fund; Social Awareness Fund; Special Opportunities Fund.

b. Dissolution of Personal Investment Services, Inc. (Pennsylvania corporation), a subsidiary of Lincoln National Financial Institutions Group, Inc., effective April 10, 2003.

MAY 2003

a. Dissolution of Financial Choices, Inc. (Pennsylvania corporation), a subsidiary of Lincoln National Financial Institutions Group, Inc., effective May 16, 2003.

JUNE 2003

a. Dissolution of Investment Alternatives, Inc. (Pennsylvania corporation), a subsidiary of Lincoln National Financial Institutions Group, Inc., effective June 2, 2003.

JULY 2003

a. Change in ownership interest of AnnuityNet, Inc. from a 24.0% combined LNL and LNC ownership interest to a 13.1% combined LNL and LNC ownership interest effective July 1, 2003.

b. Addition of Corporate Benefit Systems, Inc. (a Texas corporation) as a wholly owned subsidiary of The Lincoln National Life Insurance Company effective July 9, 2003. This insurance agency was previously owned by Texas resident officers.

c. Addition of Lincoln National Insurance Associates of Texas, Inc. (a Texas corporation) as a wholly-owned subsidiary of Lincoln National Insurance Associates, Inc. effective July 9, 2003. This insurance agency was previously owned by Texas resident officers.

NOVEMBER 2003

a. Delaware Capital Management Company, Inc. (Delaware Corporation) merged its assets with Vantage Investment Advisers, a series of Delaware Management Business Trust, effective January 1, 2003. The new, merged series has been renamed Delaware Capital Mgmt.

b. Dissolution of Delaware Capital Management Company, Inc. (Delaware Corporation), a subsidiary of Delaware Investments U.S., Inc., effective January 1, 2003.

JANUARY 2004

a. Dissolution of Lincoln Retirement Advisors, Inc. (formerly First Penn-Pacific Securities, Inc.), an Illinois corporation and subsidiary of First Penn-Pacific Life Insurance Company, effective January 9, 2004.

b. Addition of LFA Management Corporation (a Pennsylvania corporation) as a wholly-owned subsidiary of Lincoln Financial Advisors Corporation effective January 1, 2004.

APRIL 2004

a. Dissolution of Pegasus Capital, LLC, an Indiana limited liability company and subsidiary of Select Capital, LLC, effective April 19, 2004.

b. Dissolution of Select Capital, LLC, an Indiana limited liability company and subsidiary of The Lincoln National Life Insurance Company, effective April 19, 2004.

MAY 2004

a. Dissolution of Lincoln National Insurance Associates of Ohio, Inc., an Ohio corporation and subsidiary of Lincoln National Insurance Associates, Inc., effective May 6, 2004.

AUGUST 2004

a. Dissolution of Lincoln National Insurance Associates of Texas, Inc., a Texas corporation and subsidiary of Lincoln National Insurance Associates, Inc., effective August 3, 2004.

b. Dissolution of Lincoln National Insurance Associates of Alabama, Inc., an Alabama corporation and subsidiary of Lincoln National Insurance Associates, Inc., effective August 10, 2004.

SEPTEMBER 2004

a. Addition of Lincoln Reinsurance Company of Bermuda, Limited (Bermuda Corporation) as a wholly-owned subsidiary of Lincoln National Corporation effective September 3, 2004.

b. Sale of DIAL Holding Company, Inc., a wholly-owned subsidiary of DMH Corp., with its subsidiary companies Delaware International Advisers, Ltd. and Delaware International Holdings, Ltd. effective September 24, 2004.

NOVEMBER 2004

a. Lincoln National (UK) PLC has the following changes to the organization chart:

     1. Dissolution of Lincoln Administration Services Limited effective September 9, 2003.

     2. Dissolution of Lincoln Executive Club Trustee Limited effective February 24, 2004.

     3.   Dissolution of Niloda Limited effective October 7, 2003.

MAY 2005

a. Addition of Lincoln Financial Holdings, LLC (a Delaware Limited Liability Company) as a wholly-owned subsidiary of The Lincoln National Life Insurance Company effective May 18, 2005.

OCTOBER 2005

a. Dissolution of Lincoln National Financial Institutions Group, Inc. (formerly The Richard Leahy Corporation), an Indiana corporation and subsidiary of Lincoln National Corporation, effective October 14, 2005.

b.   AnnuityNet, Inc. has the following changes to the organization chart:

     1. Name change of AnnuityNet, Inc. to Finetre Corporation effective October 19, 2003.

     2. Dissolution of AnnuityNet of New Mexico, Inc., a New Mexico corporation and subsidiary of AnnuityNet, Inc., effective July 31, 2000.

NOVEMBER 2005

a.   The following changes have occurred with Delaware companies:

     1. Dissolution of LincAm Properties, Inc., a Delaware corporation and subsidiary of Lincoln National Corporation, effective December 31, 1998

     2. Dissolution of Delaware Lincoln Investment Advisers, part of the series of Delaware Management Business Trust, effective November 30, 2003.

b. Addition of Quartz Corporation, (a North Carolina corporation) as a wholly-owned subsidiary of Lincoln National Corporation, effective October 6, 2005.

c. Addition of LFG South Carolina Reinsurance Company (a South Carolina corporation) as a wholly owned subsidiary of Lincoln Financial Holdings, LLC, effective August 3, 2005.

JANUARY 2006

a. Name change of Wakefield Tower Alpha Limited to Lincoln Investment Solutions, Inc. effective January 3, 2006. It has also been de-registered in the Cayman Islands and is now a Delaware corporation.

b. Dissolution of AnnuityNet Insurance Agency of Massachusetts, Inc., a subsidiary of Finetre Corporation (formerly AnnuityNet, Inc.), effective November 10, 2005

c. Dissolution of AnnuityNet of Alabama, Inc., a subsidiary of Finetre Corporation (formerly AnnuityNet, Inc.), effective November 17, 2005.

d. Dissolution of Liberty Press Limited, a subsidiary of Lincoln National (UK) PLC, effective January 10, 2006.

e. Addition of Lincoln JP Company, LLC (an Indiana Limited Liability Company) as a wholly-owned subsidiary of Lincoln National Corporation effective January 17, 2006.

f. Addition of Lincoln JP Holdings, L.P. (an Indiana Limited Partnership) with Lincoln National Corporation as limited partner and Lincoln JP Company, LLC as general partner effective January 17, 2006.

APRIL 2006

a. Pursuant to an Agreement and Plan of Merger by and among Lincoln National Corporation, Lincoln JP Holdings, L.P., Quartz Corporation and Jefferson-Pilot Corporation the following entities were added as of April 3, 2006:

     1.   The following are wholly owned subsidiaries of Lincoln JP Holdings,
          L.P.:

          -    HARCO Capital Corp. (a Delaware corporation)

          -    Hampshire Funding, Inc. (a New Hampshire corporation)

          -    Jefferson-Pilot Capital Trust A (a Delaware business trust)

          -    Jefferson-Pilot Capital Trust B (a Delaware business trust)

          -    Lincoln Financial Media Company (a North Carolina corporation)

          - Jefferson Pilot Investment Advisory Corporation ( a Tennessee corporation)

          -    Jefferson-Pilot Investments, Inc. (a North Carolina corporation)


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          -    Jefferson Pilot Variable Corporation (a North Carolina
               corporation)

          - Jefferson-Pilot Life Insurance Company (a North Carolina corporation)

          - Jefferson-Pilot Securities Corporation (a New Hampshire corporation)

          -    The Guarantee Life Companies Inc. (a Delaware corporation)

          -    TSC Reassurance (Bermuda) Ltd.

     2. International Home Furnishing Center, Inc. (a North Carolina corporation), which is 29.074% owned by HARCO Capital Corp.

     3. Tomco2 Equipment Company (a Georgia corporation), which is 29.16% owned by HARCO Capital Corp.

     4.   The following are wholly owned subsidiaries of Lincoln Financial Media
          Company:

          - Lincoln Financial Media Company of California (a North Carolina corporation)

          - Lincoln Financial Media Company of Colorado (a North Carolina corporation)

          - Lincoln Financial Media Company of Florida (a North Carolina corporation)

          - Lincoln Financial Media Company of Georgia (a North Carolina corporation)

          - Lincoln Financial Media Company of North Carolina (a North Carolina corporation)

          -    Lincoln Financial Sports, Inc. (a North Carolina corporation)

          -    WWBT, Inc. (a Virginia corporation)

          -    WBTV, Inc. (a North Carolina corporation)

          -    WCSC, Inc. (a South Carolina corporation)

     5. Tall Tower, Inc. (a South Carolina corporation) as a wholly-owned subsidiary of WCSC, Inc.

     6. Hampshire Syndications, Inc. (a New Hampshire corporation) as a wholly-owned subsidiary of Jefferson-Pilot Investments, Inc.

     7. Jefferson Standard Life Insurance Company (a North Carolina corporation) as a wholly-owned subsidiary of Jefferson-Pilot Life Insurance Company.

     8. The following are wholly owned subsidiaries of Jefferson Pilot Securities Corporation:

          -    Allied Professional Advisors, Inc. (a New Hampshire corporation)

          - Jefferson Pilot Insurance Agency of Alabama, Inc. (an Alabama corporation)

          - Jefferson Pilot Insurance Agency of Hawaii, Inc. (a Hawaii corporation)

          - Jefferson Pilot Insurance Agency of Texas, Inc. (a Texas corporation)

          - Jefferson-Pilot Investor Services of Nevada, Inc. (a Nevada corporation)

          -    JPSC Insurance Services, Inc. (a New Hampshire corporation)

          -    Polaris Advisory Services, Inc. (a Connecticut corporation)

          -    Polaris Financial Services, Inc. (a Connecticut corporation)

          -    Windward Securities Corporation (a New Hampshire corporation)

     10. Jefferson Pilot Financial Insurance Company (a Nebraska corporation) which is owned 80.3% by Lincoln JP Holdings, L.P. and 19.7% by The Guarantee Life Companies, Inc.

     11. The following are wholly owned subsidiaries of Jefferson Pilot Financial Insurance Company:

          - Jefferson Pilot Life Insurance Agency of Massachusetts, Inc. (a Massachusetts corporation)

          - Jefferson Pilot LifeAmerica Insurance Company (a New Jersey corporation)

          -    Westfield Assigned Benefits Company (an Ohio corporation)

JUNE 2006

a. Dissolution of The Guarantee Life Companies Inc., a subsidiary of Lincoln JP Holdings, L.P., effective June 1, 2006.

b. As a result of the dissolution of The Guarantee Life Companies Inc., Jefferson Pilot Financial Insurance Company became a wholly-owned subsidiary of Lincoln JP Holdings, L.P., effective June 1, 2006.


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

c.   Delaware has the following change to the organization chart:

     1. Delaware Asset Advisers was organized on August 18, 2005 and is part of the Delaware Management Business Trust.


JANUARY 2007

a. Dissolution of Corporate Benefit Systems, Inc., a Texas corporation and subsidiary of The Lincoln National Life Insurance Company, effective December 31, 2006.

b. Change in ownership of LFA, Limited Liability Company from 99% ownership by The Lincoln National Life Insurance Company and 1% ownership by First Penn-Pacific Life Insurance Company to a wholly-owned subsidiary of The Lincoln National Life Insurance Company, effective December 31, 2006.

c. Change in ownership of LFD Insurance Agency, Limited Liability Company from 99% ownership by The Lincoln National Life Insurance Company and 1% ownership by First Penn-Pacific Life Insurance Company to a wholly-owned subsidiary of The Lincoln National Life Insurance Company, effective December 31, 2006.

d. Dissolution of Lincoln Financial Group, Inc., an Alabama corporation and subsidiary of The Lincoln National Life Insurance Company, effective December 28, 2006.

e. Dissolution of Lincoln Financial Services and Insurance Brokerage of New England, Inc., a Massachusetts corporation and subsidiary of The Lincoln National Life Insurance Company, effective January 9, 2007.

MARCH 2007

a. Dissolution of TSC Reassurance (Bermuda) Ltd., a Bermuda company and subsidiary of Lincoln JP Holdings, L.P., effective December 31, 2006.

b. Dissolution of Quartz Corporation, a North Carolina corporation and subsidiary of Lincoln National Corporation, effective February 19, 2007.

c. Dissolution of Jefferson Pilot Life Insurance Agency of Massachusetts, Inc., a Massachusetts corporation and subsidiary of Jefferson Pilot Financial Insurance Company, effective February 28, 2007.

d. Dissolution of Lincoln JP Company, LLC, an Indiana limited liability company and subsidiary of Lincoln National Corporation, effective March 1, 2007.

e. Dissolution of Lincoln JP Holdings, L.P., an Indiana limited partnership and subsidiary of Lincoln National Corporation, effective March 1, 2007.

f. As a result of the dissolution of Lincoln JP Holdings, L.P., the following entities became wholly-owned subsidiaries of Lincoln National Corporation, effective March 1, 2007:

     1.   HARCO Capital Corp.

     2.   Hampshire Funding, Inc.

     3.   Jefferson-Pilot Capital Trust A

     4.   Jefferson-Pilot Capital Trust B

     5.   Lincoln Financial Media Company

     6.   Jefferson Pilot Investment Advisory Corporation

     7.   Jefferson-Pilot Investments, Inc.

     8.   Jefferson-Pilot Life Insurance Company

     9.   Jefferson Pilot Securities Corporation

     10.  Jefferson Pilot Variable Corporation

     11.  Jefferson Pilot Financial Insurance Company

g. Dissolution of Jefferson Pilot Insurance Agency of Alabama, Inc., an Alabama corporation and subsidiary of Jefferson Pilot Securities Corporation, effective March 12, 2007.


h. Dissolution of Jefferson Pilot Insurance Agency of Hawaii, Inc., a Hawaii corporation and subsidiary of Jefferson Pilot Securities Corporation, effective March 13, 2007.

i. Dissolution of Jefferson Pilot Investor Services of Nevada, Inc., a Nevada corporation and subsidiary of Jefferson Pilot Securities Corporation, effective March 15, 2007.

APRIL 2007

a. Jefferson-Pilot Life Insurance Company was merged with and into The Lincoln National Life Insurance Company effective April 2, 2007.

b. As a result of the merger of Jefferson-Pilot Life Insurance Company into The Lincoln National Life Insurance Company, Jefferson Standard Life Insurance Company became a wholly owned subsidiary of The Lincoln National Life Insurance Company effective April 2, 2007.

c. Lincoln Life & Annuity Company of New York was merged with and into Jefferson Pilot LifeAmerica Insurance Company effective April 2, 2007. Immediately following this merger the surviving entity, Jefferson Pilot LifeAmerica Insurance Company, changed its name to Lincoln Life & Annuity Company of New York; and at the same time, was redomesticated from a New Jersey corporation to a New York corporation. The ownership share of the "new" Lincoln Life & Annuity Company of New York is vested 89.5% in The Lincoln National Life Insurance Company and 10.5% in Jefferson Pilot Financial Insurance Company.

MAY 2007

a. Ownership of LNC Administrative Services Corporation was changed from Retirement Financial Services, Inc. to the new owner, The Lincoln National Life Insurance Company effective January 1, 2007.

b. Dissolution of LFA of Delaware, Limited Liability Company, a Delaware LLC and subsidiary of The Lincoln National Life Insurance Company (99% ownership) was dissolved, effective April 18, 2007.

c. Name change of Jefferson Pilot Investment Advisory Corporation to Lincoln Investment Advisors Corporation effective April 27, 2007.

JUNE 2007

a. Ownership of First Penn-Pacific Life Insurance Company was changed from The Lincoln National Life Insurance Company to the new owner,
     Lincoln National Corporation effective May 2, 2007.

b. Dissolution of Lincoln National Insurance Associates of Hawaii, Inc., a Hawaii Corporation and subsidiary of Lincoln National Insurance Associates, Inc., effective May 24, 2007.

c. Dissolution of Lincoln National Insurance Associates of Massachusetts, Inc., a Massachusetts Corporation and subsidiary of Lincoln National Insurance Associates, Inc., effective May 24, 2007.

d. Dissolution of Jefferson Pilot Life Insurance Agency of Texas, Inc., a Texas Corporation and subsidiary of Jefferson Pilot Securities Corporation, effective June 13, 2007.

July 2007

a. Sale of Finetre Corporation, a subsidiary of The Lincoln National Life Insurance Company, along with its subsidiary company, AnnuityNet Insurance Agency, Inc., effective October 2, 2006.

b. Jefferson Pilot Financial Insurance Company was merged with and into The Lincoln National Life Insurance Company effective July 2, 2007.

c. As a result of the merger of Jefferson-Pilot Life Insurance Company into The Lincoln National Life Insurance Company, Lincoln Life & Annuity Company of New York and Westfield Assigned Benefits Company became wholly owned subsidiaries of The Lincoln National Life Insurance Company effective
     July 2, 2007.

d. Addition of Lincoln National Financial Holdings, LLC (a Delaware Limited Liability Company) as a wholly-owned subsidiary of The Lincoln National Life Insurance Company effective July 13, 2007.

e. Dissolution of Polaris Financial Services, Inc., a Connecticut corporation and subsidiary of Jefferson Pilot Securities Corporation, effective July 19, 2007.

f. Dissolution of Polaris Advisory Services, Inc., a Connecticut corporation and subsidiary of Jefferson Pilot Securities Corporation, effective July 19, 2007.

g. Addition of Lincoln Reinsurance Company of South Carolina (a South Carolina Corporation) as a wholly-owned subsidiary of Lincoln National Financial Holdings, LLC effective July 27, 2007.

SEPTEMBER 2007

a. Windward Securities Corporation was merged with and into Jefferson Pilot Securities Corporation effective August 4, 2006.

OCTOBER 2007

a. The Administrative Management Group, Inc. was merged with and into Lincoln Retirement Services Company, LLC, effective October 1, 2007.

b. As a result of the merger of Administrative Management Group, Inc. into Lincoln Retirement Services Company, LLC, AMG Service Corp. became a wholly-owned subsidiary of Lincoln Retirement Services Company, LLC. effective October 1, 2007.

NOVEMBER 2007

a. Dissolution of HARCO Capital Corp., a Delaware corporation and subsidiary of Lincoln National Corporation, effective November 9, 2007.

b. As a result of the dissolution of HARCO Capital Corp., the 29.074% ownership interest of International Home Furnishing Center, Inc. and the 29.16% ownership interest of Tomco2Equipment Company previously held by HARCO Capital Corp are transferred to Lincoln National Corporation effective November 9, 2007.

c. Dissolution of Lincoln National Insurance Associates, Inc., a Connecticut corporation and subsidiary of The Lincoln National Life Insurance Company, effective November 21, 2007.

DECEMBER 2007

a. Sale of Lincoln Financial Sports, Inc., a North Carolina corporation and subsidiary of Lincoln Financial Media Company, to Raycom Sports, LLC. effective November 30, 2007.

b. Dissolution of AMG Service Corp., an Illinois corporation and subsidiary of Lincoln Retirement Services Company, effective December 11, 2007.

JANUARY 2008

a. Cancellation of Jefferson-Pilot Capital Trust A and Jefferson-Pilot Capital Trust B, Delaware business trusts owned by Lincoln National Corporation, effective January 11, 2008.

b. Sale of Lincoln Financial Media Company of North Carolina, a North Carolina corporation and subsidiary of Lincoln Financial Media Company, to Greater Media Radio, Inc. effective January 31, 2008.

APRIL 2008

a. Sale of WCSC, Inc., a South Carolina corporation and subsidiary of Lincoln Financial Media Company, to Raycom Media, Inc. effective April 1, 2008.

b. Sale of WBTV, Inc., a North Carolina corporation and subsidiary of Lincoln Financial Media Company, to Raycom Media, Inc. effective April 1, 2008.

c. Sale of WWBT, Inc. a Virginia corporation and subsidiary of Lincoln Financial Media Company, to Raycom Media, Inc. effective April 1, 2008.

d. Sale of Tall Tower, Inc., a South Carolina corporation and subsidiary of WCSC, Inc., to Raycom Media, Inc. effective April 1, 2008.

JULY 2008

a. Name change of Jefferson Pilot Securities Corporation to Lincoln Financial Securities Corporation effective July 1, 2008.

b. Addition of Lincoln Reinsurance Company of South Carolina II (a South Carolina Corporation) as a wholly-owned subsidiary of The Lincoln National Life Insurance Company, effective July 24, 2008.

SEPTEMBER 2008

a. Dissolution of Laurit Limited, an England domiciled company and subsidiary of Lincoln Management Services Limited effective October 5, 2005.

b. Dissolution of Lincoln National (Guernsey) Limited, an England domiciled company and subsidiary of Lincoln National (UK) PLC effective April 3, 2008.

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